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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  JULY 13, 1999

                                 ONSALE, INC.
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            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
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                (State or other jurisdiction of incorporation)

    000-29184                                                    77-0408319
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  (Commission                                                  (IRS Employer
  File Number)                                              Identification No.)


     1350 WILLOW ROAD, SUITE 100, MENLO PARK, CA                     94025
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      (Address of principal executive offices)                    (Zip Code)


                                (650) 470-2400
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS.

       On July 13, 1999, Onsale, Inc., a Delaware corporation (the "COMPANY" or "ONSALE"), Egghead.com, Inc., a Washington corporation ("EGGHEAD") and EO Corporation, a Washington corporation ("MERGER SUB") entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged into Egghead (the "MERGER"), with Egghead to survive the Merger and to become a wholly owned subsidiary of the Company. At the effective time of the Merger, .565 share of the Company's common stock will be exchanged for each outstanding share of Egghead common stock (the "EXCHANGE RATIO"). Options to purchase shares of Egghead common stock will be assumed by the Company and converted into options to purchase shares of the Company's common stock, and the exercise price and number of shares of the Company's common stock subject to these options will be adjusted according to the Exchange Ratio. It is the intent of the parties that the transaction qualify as a tax-free reorganization and be accounted for as a "pooling of interests."


       Upon the closing of the Merger, the corporate name of the Company will be changed to Egghead.com, Inc. and the Company will operate under the name and web address of "Egghead.com", with auctions and sales of surplus goods under the "Onsale" banner. George Orban, Chief Executive Officer of Egghead, will become Chairman of the Company, and Jerry Kaplan will continue as the Company's Chief Executive Officer. The board of directors of the Company will consist of four directors from each company and one director mutually selected by the companies.

       In connection with the execution of the Merger Agreement, the Company and Egghead entered into reciprocal stock option agreements. Under these agreements, Egghead granted the Company an option to purchase a number of shares of Egghead common stock equal to 19.9% of Egghead's outstanding common stock and the Company granted Egghead an option to purchase a number of shares of the Company's common stock equal to 19.9% of the Company's outstanding common stock. These options become exercisable if certain events specified in the stock option agreements occur.

       The Company and Egghead also each entered into voting agreements with certain officers and directors of Egghead and the Company, respectively. Under the voting agreements, these officers and directors agreed to vote their shares in favor of the Merger and to waive certain rights.

       The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, stock option agreements and voting agreements listed as exhibits to this report. The Merger is subject to several closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and approval by the Company's stockholders and Egghead's shareholders.

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.
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          2.01   Agreement and Plan of Merger, dated July 13, 1999, among
                 Onsale, EO Corporation and Egghead.

          2.02 Parent Stock Option Agreement, dated July 13, 1999, between Onsale and Egghead, pursuant to which Egghead holds an option to purchase Onsale common stock.

          2.03 Company Stock Option Agreement, dated July 13, 1999, between Egghead and Onsale, pursuant to which Onsale holds an option to purchase Egghead common stock.

          2.04 Form of Parent Voting Agreement entered into between Egghead and certain stockholders of Onsale on July 13, 1999, together with the form of Irrevocable Proxy delivered therewith.

          2.05 Form of Company Voting Agreement entered into between Onsale and certain shareholders of Egghead on July 13, 1999 together with the form of Irrevocable Proxy delivered therewith.

          99.01 Press Release issued by Onsale on July 14, 1999, announcing that Onsale and Egghead had signed a definitive merger agreement.

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 1999                      ONSALE, INC.


                                          By:  /s/ JOHN E. LABBETT
                                             -----------------------------
                                             John E. Labbett,
                                             Senior Vice President and
                                             Chief Financial Officer

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                                 EXHIBIT INDEX

2.01 Agreement and Plan of Merger, dated July 13, 1999, among Onsale, EO Corporation and Egghead.

2.02 Parent Stock Option Agreement, dated July 13, 1999, between Onsale and Egghead, pursuant to which Egghead holds an option to purchase Onsale common stock.

2.03 Company Stock Option Agreement, dated July 13, 1999, between Egghead and Onsale, pursuant to which Onsale holds an option to purchase Egghead common stock.

2.04 Form of Parent Voting Agreement entered into between Egghead and certain stockholders of Onsale on July 13, 1999, together with the form of Irrevocable Proxy delivered therewith.

2.05 Form of Company Voting Agreement entered into between Onsale and certain shareholders of Egghead on July 13, 1999, together with the form of Irrevocable Proxy delivered therewith.

99.01 Press Release issued by Onsale on July 14, 1999, announcing that Onsale and Egghead had signed a definitive merger agreement.